================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



         Date of Report (Date of Earliest Event Reported): March 4, 2001

                             THE GRAND UNION COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



              0-26602                                  22-1518276
-------------------------------------      -----------------------------------
      (Commission File Number)             (I.R.S. Employer Identification No.)

201 WILLOWBROOK BOULEVARD
WAYNE, NEW JERSEY                                                07470
--------------------------------------------------------------------------------
(Address of Principal Executive offices)                       (Zip Code)

                                 (973) 890-6000
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)
================================================================================



NY2:\1022289\01\LWSX01!.DOC\50318.0009

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On March 4, 2001, The Grand Union Company (the "Company"), which filed a voluntary chapter 11 petition in the United States Bankruptcy Court in Newark, New Jersey on October 3, 2000, disclosed that it had completed the previously announced sale of substantially all of its assets and business to C&S Wholesale Grocers, Inc., the Company's principal supplier, for a purchase price of approximately $301.8 million. The terms of the transaction are set forth in the definitive asset sale agreement, a copy of which was filed as an exhibit to Form 8-K by the Company with the Securities and Exchange Commission on November 14, 2000.

                  A copy of the press release announcing the completion of the sale is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

Exhibit No.                Exhibit
-----------                -------

99.1 Press Release, dated March 4, 2001, announcing the sale by the Company of substantially all of its assets and business to C&S Wholesale Grocers, Inc.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                             THE GRAND UNION COMPANY


Date:    March 8, 2001.      By: /s/ Glenn J. Smith
                                -----------------------------------------
                                Glenn J. Smith
                                Senior Vice President

                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------

99.1 Press Release, dated March 4, 2001, announcing the sale by the Company of substantially all of its assets and business to C&S Wholesale Grocers, Inc.

















                                       4